UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 21, 2006

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 41 pages.

ITEM 1.01    Entry into a Material Definitive Agreement.

            The following descriptions of the arrangements and agreements between BB&T Corporation (the “Company”) and certain executive officers and directors of the Company are qualified in their entirety by reference to the applicable governing document or attached description, as appropriate.

           On February 21, 2006, the Compensation Committee of the Company’s Board of Directors and/or the Company’s Board of Directors approved the following agreements and arrangements:

(i)	A change in the material terms and conditions of the Annual Non-Employee Director Option Grant Program, which summary is attached hereto and incorporated herein by reference;

(ii)

The form of non-employee director nonqualified stock option agreement for the Company’s 2004 Stock Incentive Plan (the “2004 Plan”), which agreement is attached hereto and incorporated herein by reference;

(iii)	The form of employee nonqualified stock option agreement for the Company’s 2004 Plan, which agreement is attached hereto and incorporated herein by reference;

(iv)	The form of restricted stock unit agreement for the Company’s 2004 Plan, which agreement is attached hereto and incorporated herein by reference;

(v)	The form of restricted stock unit agreement (performance vesting component) for the Company’s 2004 Plan, which agreement is attached hereto and incorporated herein by reference;

(vi)

The 2005 Declaration of Amendment No. 2 to the Company’s Non-Employee Directors’ Deferred Compensation and Stock Option Plan (the “Directors’ Plan”) in order to permit deferral elections for 2005 to be made on or before March 15, 2005 and to otherwise provide that the Directors’ Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and related guidance, which Declaration of Amendment No. 2 is attached hereto and incorporated herein by reference; and

(vii)	The 2006 salaries for executive officers, the 2005 performance-based incentive awards and the 2005 equity awards earned by or payable to the Company’s executive officers.

(a)

Long-term incentive performance criteria: The performance criteria applied in determining amounts payable under the Company’s 2003-2005 LTIP Performance Unit Plan was the average cash basis return on equity for the period 2003-2005, with a target of 20.05% and a maximum of 23.64%. For this three-year period, the Company attained a cash basis return on equity of 24.88%, which entitled the participants in 2005 to receive an award of 200% of their target payout. The awards are payable in cash or shares of Common Stock at the discretion of the Compensation Committee.

The performance criteria that will be applied in determining amounts payable under the Company’s 2006-2008 LTIP Performance Unit Plan is the average cash basis return on equity for the period 2006-2008, with a target of 20.93% and a maximum of 29.20%. The target payment will be 105% of average base salary for John A. Allison IV, 90% of average base salary for Kelly S. King and either 75% or 60% of average base salary for the other executive officers. The awards will be payable in cash or shares of Common Stock at the discretion of the Compensation Committee.

The LTIP Performance Unit Plan operates as a component of the 2004 Stock Incentive Plan.

(b)

Short-term incentive performance criteria: The performance criteria applied in determining amounts payable under the Company’s Short-Term Executive Incentive Plan are determined based solely on corporate performance. For the Chief Executive Officer and the rest of executive management, the Compensation Committee established corporate performance goals for 2005 based on cash basis earnings per share (weighted at 80%) and return on assets (weighted at 20%), with specific goals established by review of peer groups and prior year results. In 2005, BB&T achieved approximately 87% of the cash basis earnings per share target, and achieved over 200% return on assets target, which entitled participants in 2005 to receive an award of 109% of their target payout.

The performance criteria for 2006 that will be applied to determine the target incentive award under the Company’s Short-Term Executive Incentive Plan was established for the Chief Executive Officer and Chief Operating Officer at 100% of base salary, and for other members of executive management at 90% or 75% of base salary. The performance criteria applicable to the Chief Executive Officer and the rest of executive management for purposes of the Company’s Short-Term Executive Incentive Plan are determined based solely on corporate performance. For the Chief Executive Officer and the rest of executive management, the Compensation Committee established corporate performance goals for 2006 based on cash basis earnings per share (weighted at 80%) and return on assets (weighted at 20%), with specific goals established by review of peer groups and prior year results.

ITEM 9.01    Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description of Exhibit

10.A	Summary of terms of Annual Non-Employee Director Option Grant Program.

10.B	Form of Non-Employee Director Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.C	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.D	Form of Restricted Stock Unit Agreement for the Company’s 2004 Plan.

10.E	Form of Restricted Stock Unit Agreement (Performance Vesting Component) for the Company’s 2004 Plan.

10.F	2005 Declaration of Amendment No. 2 to BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       February 24, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.A	Summary of Terms of Annual Non-Employee Director Option Grant Program.

10.B	Form of Non-Employee Director Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.C	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.D	Form of Restricted Stock Unit Agreement for the Company’s 2004 Plan.

10.E	Form of Restricted Stock Unit Agreement (Performance Vesting Component) for the Company’s 2004 Plan.

10.F	2005 Declaration of Amendment No. 2 to BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan.